EXHIBIT 10.2
CONFIDENTIAL TREATMENT REQUESTED
CORE AMENDMENT
TO
VENDOR AGREEMENT
THIS CORE AMENDMENT to VENDOR AGREEMENT is dated the 31st day of March, 2009 (“Amendment”), and is attached and made part of the Vendor Agreement dated March 31, 2009 (the “Vendor Agreement”), by and between AutoZone Parts, Inc. (“AutoZone”) and Motorcar Parts of America, Inc. (“MPA”), and is likewise incorporated in and made a part of any subsequent amendment to the Vendor Agreement or superceding Vendor Agreement between Vendor and AutoZone. All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.
1.	The parties hereby agree that the Agreement is hereby modified follows:
     (a) On March 31, 2009, (the “Effective Date”), MPA agrees to purchase approximately [*] of alternator and starter cores from AutoZone (“Cores”). The Cores are identified on Exhibit A of this Amendment.
     (b) MPA hereby promises to pay to the order of AutoZone approximately [*] for the Cores (“Core Credit Amount”), which amount will be agreed to by the parties no later than May 2, 2009.
     (c) Notwithstanding the foregoing and for so long as no Event of Default (as defined below) exist hereunder, AutoZone hereby agrees to take, in lieu of installment or lump sum payments from MPA for the Core Credit Amount, monthly credits for the Core Credit Amount commencing May 2, 2009, and continuing through August 2, 2009, period as follows:

Date	Credit Amount
May 2, 2009	[*]
June 2, 2009	[*]
July 2, 2009	[*]
August 2, 2009	[*]

Total	[*]
Any adjustment necessary to reflect the actual amount of the Core Credit Amount shall be reflected in the August 2, 2009 final credit amount. These credits shall be credited against Vendor invoices for purchases by AutoZone and its subsidiaries and affiliates. MPA shall issue all applicable credits for the Core Credit Amount to AutoZone no later than August 2, 2009. AutoZone shall be entitled to offset all or a portion of the balance of the Core Credit Amount against amounts AutoZone owes to Vendor at any time in accordance with the terms of the Agreement.
     (d) Should Vendor fail to make any payment set forth above, MPA agrees that AutoZone shall be entitled to seek all remedies available at law or equity in order to enforce the payment of this obligation in order to satisfy the underlying indebtedness.
     (e) Upon default of any payment due under this Amendment or failure to pay any installment of the Core Credit Amount required herein, the entire balance shall be immediately due and payable. Any remedy of AutoZone upon default of MPA shall be cumulative and not exclusive and choice of remedy shall be at the sole election of AutoZone. MPA agrees to pay all costs of collection, including reasonable attorney’s fees, whether or not any suit, civil action, or other proceeding at law or in equity, is commenced. MPA waives demand, presentment for payment, protest and notice of protest and nonpayment of any amount

This document contains confidential information of AutoZone Parts, Inc. and shall be governed by the
Confidentiality Agreement entered into between the parties.

[*] =	CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED
due under this Amendment and expressly agrees to remain bound for the payment of Core Credit Amount and other sums provided for by the terms of this Amendment, notwithstanding any extension or extensions of the time of, or for the payment of, Core Credit Amount.
     (f) The occurrence of any of the following shall be “Events of Default” hereunder:
(i)	MPA breaches the terms of this Amendment or the Vendor Agreement and fails to cure the same within any applicable cure period;

(ii)	MPA is or becomes the subject of any bankruptcy, insolvency, reorganization or appointment of receiver petition or proceeding (whether voluntary or involuntary) and such petition or proceeding is not dismissed within 30 days of the commencement of the same; or

(iii)	MPA admits in writing insolvency or the inability to pay its debts generally as they become due.
2.	The parties hereby agree that the following documents are hereby attached to and incorporated into the Vendor Agreement by reference (the “Additional Documents”):
•	Amendment No. 1 to Vendor Agreement dated August 22, 2006

•	Addendum No. 1 to Amendment No. 1 to Vendor Agreement dated January 8, 2007

•	Lift Addendum #1 to Vendor Agreement dated July 7, 2008
3.	This Amendment shall take precedence in the event any terms and conditions of the Vendor Agreement or the Additional Documents conflicts herewith. Except as provided herein, all other terms and conditions of the Vender Agreement and the Additional Documents shall remain in full force and effect and are hereby ratified and confirmed.
     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the 31st day of March, 2009.

MOTORCAR PARTS OF AMERICA, INC.		AUTOZONE PARTS, INC.

By:	/s/ Selwyn Joffe	By:	/s/ [*]

Name:	Selwyn Joffe	Name:	[*]

Title:	CEO, President, Chairman	Title:	VP Merchandising

Date:	4/22/09	Date:	4/27/09

		By:	/s/ [*]

		Name:	[*]

		Title:	SVP Merchandising

		Date:	4/27/09

This document contains confidential information of AutoZone Parts, Inc. and shall be governed by the
Confidentiality Agreement entered into between the parties.

[*] =	CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED
EXHIBIT A
Cores being Devalued

			Total Inv as
Sku	Part #	Desc	of 3-20	Core Value	Core Value Ext.
873323	16726	REMAN IMPORT STARTER	—	[*]	[*]
536611	17794	REMAN IMPORT STARTER	19	[*]	[*]
536613	17794	REMAN IMPORT STARTER	16	[*]	[*]
181002	17734	REMAN IMPORT STARTER	4	[*]	[*]
680991	16769	REMAN IMPORT STARTER	1	[*]	[*]
681411	14784	REMAN IMPORT ALTERNATOR	1	[*]	[*]
427611	17788	REMAN IMPORT STARTER	1	[*]	[*]
860890	16827	REMAN IMPORT STARTER	225	[*]	[*]
536602	13957	REMAN IMPORT ALTERNATOR	45	[*]	[*]
336495	16211	REMAN IMPORT STARTER	333	[*]	[*]
536597	13879	REMAN IMPORT ALTERNATOR	55	[*]	[*]
536601	13879	REMAN IMPORT ALTERNATOR	4	[*]	[*]
536598	13882	REMAN IMPORT ALTERNATOR	384	[*]	[*]
860809	16676	REMAN IMPORT STARTER	1,264	[*]	[*]
536610	17827	REMAN IMPORT STARTER	3	[*]	[*]
180882	13582	REMAN IMPORT ALTERNATOR	19	[*]	[*]
25231	14022	REMAN IMPORT ALTERNATOR	1	[*]	[*]
873679	16966	REMAN IMPORT STARTER	1,460	[*]	[*]
95133	13140	REMAN IMPORT ALTERNATOR	2	[*]	[*]
860866	16712	REMAN IMPORT STARTER	1	[*]	[*]
681312	14085	REMAN IMPORT ALTERNATOR	—	[*]	[*]
410990	13780	REMAN IMPORT ALTERNATOR	53	[*]	[*]
180926	13597	REMAN IMPORT ALTERNATOR	—	[*]	[*]
424781	15978	REMAN IMPORT ALTERNATOR	44	[*]	[*]
180979	17730	REMAN IMPORT STARTER	136	[*]	[*]
860684	16740	REMAN IMPORT STARTER	1	[*]	[*]
860163	14037	REMAN IMPORT ALTERNATOR	7	[*]	[*]
424778	13813	REMAN IMPORT ALTERNATOR	9	[*]	[*]
336420	16674	REMAN IMPORT STARTER	5,483	[*]	[*]
5766	16922	REMAN IMPORT STARTER	3,983	[*]	[*]
536594	15123	REMAN IMPORT ALTERNATOR	15	[*]	[*]
536595	15123	REMAN IMPORT ALTERNATOR	377	[*]	[*]
5781	16958	REMAN IMPORT STARTER	—	[*]	[*]
68997	13547	REMAN IMPORT ALTERNATOR	25	[*]	[*]
860254	16362	REMAN IMPORT STARTER	—	[*]	[*]
18237	16259	REMAN IMPORT STARTER	2	[*]	[*]
873786	16914	REMAN IMPORT STARTER	4,568	[*]	[*]
61492	14412	REMAN IMPORT ALTERNATOR	195	[*]	[*]
334375	14199	REMAN IMPORT ALTERNATOR	1	[*]	[*]
424780	13784	REMAN IMPORT ALTERNATOR	226	[*]	[*]
871566	14576	REMAN IMPORT ALTERNATOR	1	[*]	[*]
681163	16696	REMAN IMPORT STARTER	2,561	[*]	[*]
25091	13422	REMAN IMPORT ALTERNATOR	—	[*]	[*]
79657	16586	REMAN IMPORT STARTER	2,163	[*]	[*]
410991	13812	REMAN IMPORT ALTERNATOR	62	[*]	[*]
410981	13818	REMAN IMPORT ALTERNATOR	52	[*]	[*]
681197	16908	REMAN IMPORT STARTER	21	[*]	[*]
681262	13034	REMAN IMPORT ALTERNATOR	10	[*]	[*]

This document contains confidential information of AutoZone Parts, Inc. and shall be governed by the
Confidentiality Agreement entered into between the parties.

[*] =	CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED

			Total Inv as
Sku	Part#	Desc	of 3-20	Core Value	Core Value Ext.
336404	16585	REMAN IMPORT STARTER	742	[*]	[*]
981175	12128	REMAN IMPORT STARTER	79	[*]	[*]
5770	16880	REMAN IMPORT STARTER	145	[*]	[*]
61029	12373Z	REMAN IMPORT STARTER	1	[*]	[*]
427606	17790Z	REMAN IMPORT STARTER	—	[*]	[*]
411032	15479Z	REMAN IMPORT ALTERNATOR	2	[*]	[*]
69002	13499Z	REMAN IMPORT ALTERNATOR	10	[*]	[*]
873448	16797	REMAN IMPORT STARTER	1	[*]	[*]
860262	16353	REMAN IMPORT STARTER	393	[*]	[*]
860304	16299	REMAN IMPORT STARTER	806	[*]	[*]
334474	14341	REMAN IMPORT ALTERNATOR	698	[*]	[*]
336537	16600	REMAN IMPORT STARTER	181	[*]	[*]
336511	16251	REMAN IMPORT STARTER	3	[*]	[*]
873349	16736	REMAN IMPORT STARTER	9	[*]	[*]
860775	16821	REMAN IMPORT STARTER	1,110	[*]	[*]
860593	14593	REMAN IMPORT ALTERNATOR	342	[*]	[*]
18179	14728	REMAN IMPORT ALTERNATOR	14	[*]	[*]
334490	13055	REMAN IMPORT ALTERNATOR	8	[*]	[*]
870154	14331	REMAN IMPORT ALTERNATOR	2	[*]	[*]
5755	14326	REMAN IMPORT ALTERNATOR	1	[*]	[*]
873828	16792	REMAN IMPORT STARTER	1	[*]	[*]
536593	15120	REMAN IMPORT ALTERNATOR	59	[*]	[*]
536600	13878Z	REMAN IMPORT ALTERNATOR	15	[*]	[*]
276014	16878	REMAN IMPORT STARTER	2,746	[*]	[*]
112172	13341	REMAN IMPORT ALTERNATOR	6,272	[*]	[*]
681239	16963	REMAN IMPORT STARTER	4,197	[*]	[*]
873752	16856	REMAN IMPORT STARTER	925	[*]	[*]
17568	15692	REMAN IMPORT ALTERNATOR	3,873	[*]	[*]
5756	15618	REMAN IMPORT ALTERNATOR	4,628	[*]	[*]
60979	12318	REMAN IMPORT STARTER	—	[*]	[*]
410971	13717	REMAN IMPORT ALTERNATOR	23	[*]	[*]
981142	16901	REMAN IMPORT STARTER	2,755	[*]	[*]
860668	16732	REMAN IMPORT STARTER	59	[*]	[*]
681189	16901	REMAN IMPORT STARTER	—	[*]	[*]
180900	13596	REMAN IMPORT ALTERNATOR	10	[*]	[*]
873281	16711	REMAN IMPORT STARTER	138	[*]	[*]
860882	16832	REMAN IMPORT STARTER	4	[*]	[*]
870352	14402	REMAN IMPORT ALTERNATOR	19	[*]	[*]
25244	14610	REMAN IMPORT ALTERNATOR	1	[*]	[*]
999755	15679	REMAN IMPORT ALTERNATOR	1	[*]	[*]
181001	17732	REMAN IMPORT STARTER	497	[*]	[*]
860221	16164	REMAN IMPORT STARTER	—	[*]	[*]
Total			54,603		[*]

This document contains confidential information of AutoZone Parts, Inc. and shall be governed by the
Confidentiality Agreement entered into between the parties.

[*] =	CONFIDENTIAL TREATMENT REQUESTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.